WASHINGTON MUTUAL INVESTORS FUND, INC.
                                  PART B
                 STATEMENT OF ADDITIONAL INFORMATION
                 June 22, 1999 (As amended August 1, 1999)

This document is not a prospectus but should be read in conjunction with the current prospectus dated June 22, 1999 of Washington Mutual Investors Fund, Inc. (the fund or WMIF). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

WASHINGTON MUTUAL INVESTORS FUND, INC.
Attention:  Secretary
1101 Vermont Avenue, N.W.
Washington, D.C. 20005
(202) 842-5665

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                   PAGE NO.

Description of Certain Securities and Investment Techniques            1

The Fund and Its Investment Objective and Policies       2

Investment Restrictions                                  2

Fund Organization                                              3

Shareholder Voting Rights                                      3

Fund Directors, Advisory Board Members and Officers      4

Management                                              10

Dividends, Distributions and Federal Taxes              12

Purchasing Shares                                       15

Selling Shares                                          20

Shareholder Account Services and Privileges             22

Execution of Portfolio Transactions                     24

General Information                                     24

Investment Results and Related Statistics               25

Financial Statements                                    Attached




          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

As set forth in its Prospectus, only common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be held by the fund; however, the fund may also hold, to a limited extent, short-term U.S. Government securities, cash and cash equivalents.

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

CONVERTIBLE SECURITIES -- The fund may purchase securities convertible into common stocks where the issuing corporation meets the fund's Investment Standards and appears on the fund's Eligible List. The value of convertible securities (which have both debt and equity characteristics) varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as, changes in interest rates, credit spreads and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES, CASH AND CASH EQUIVALENTS -- These securities may include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), federal agency obligations guaranteed as to principal and interest by the U.S. Treasury, and certain securities issued by U.S. Government instrumentalities and certain federal agencies which securities are neither direct obligations of, nor guaranteed by, the Treasury. These latter securities, however, generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

               THE FUND AND ITS INVESTMENT OBJECTIVE AND POLICIES

The fund has Investment Standards based upon criteria originally established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The Investment Adviser is required to select the fund's investments exclusively from the Eligible List. The Investment Adviser monitors the Eligible List and makes recommendations to the Board of Directors of additions to, or deletions from, the List for continued compliance with the fund's Investment Standards.

It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental policies and investment restrictions for the protection of shareholders that may not be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated.

  The fund may not:
  Purchase any security which is not legal for the investment of trust funds in
the    District of Columbia;

 Purchase or sell real estate or commodities;

 Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 Purchase securities on margin or sell securities short;

 Lend money;

 Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing 10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any period when loans amounting to 5% or more of the fund's net assets are outstanding; and

 Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Board of Directors, acting upon the recommendations of the Advisory Board, may from time to time establish lower limitations on the amount of investment in specific industries.

It is the declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.

Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors as permitted by the Securities and Exchange Commission.
The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.

                               FUND ORGANIZATION

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1952 and reincorporated as a Maryland corporation in 1990. All fund operations are supervised by the fund's Board of Directors which meets periodically and performs duties required by applicable state and federal laws. Members of the Board and Advisory Board who are not affiliated with the fund's management are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                           SHAREHOLDER VOTING RIGHTS

The fund does not hold annual meetings of its shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.

FUND DIRECTORS, ADVISORY BOARD MEMBERS AND OFFICERS
(WITH THEIR PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS)#
DIRECTOR AND ADVISORY BOARD COMPENSATION

NAME, ADDRESS AND AGE       POSITION WITH       PRINCIPAL OCCUPATION(S)   AGGREGATE COMPENSATION     TOTAL COMPENSATION   TOTAL
NUMBER
                            REGISTRANT          DURING PAST 5 YEARS#   (INCLUDING VOLUNTARILY DEFERRED   FROM ALL FUNDS       OF
FUND
                                                                      COMPENSATION/1/) FROM FUND   AFFILIATED WITH THE   BOARDS ON

                                                                      DURING FISCAL YEAR ENDED   AMERICAN FUNDS       WHICH

                                                                      4/30/99                    GROUP                INDIVIDUAL

                                                                                                                      SERVES/2/



Charles T. Akre             Director Emeritus   Miller & Chevalier,   $18,200                    $18,200              1

700 John Ringling Blvd.                         Chartered,

Apt. 1108                                       Of Counsel

Sarasota, FL  34236

Age: 89


Cyrus A. Ansary             Director            Investment Services   $50,700                    $53,950              3

1725 K Street, N.W., Suite 410                            International Co. LLC,

Washington, D.C. 20006                          President

Age: 65


Nathan A. Baily             Director Emeritus   Management, Marketing,   $17,700                    $17,700              1

5516 Greystone Street                           Education Consultant

Chevy Chase, MD  20815

Age: 78


John A. Beck{               Director Emeritus   Washington Management   none/4/                    none/4/              1

Age: 73                                         Corporation, Counsel


Fred J. Brinkman*{          Director            Washington Management   none/4/                    none/4/              1

Age: 70                                         Corporation, Senior

                                                Financial Consultant


Charles A. Bowsher          Advisory Board      Retired Comptroller    $6,200                     $6,200               1

4503 Boxwood Road           Member              General of

Bethesda, MD 20816                              The United States

Age: 68


Mary K. Bush                Advisory Board      Bush & Company,       $6,200                     $6,200               1

4201 Cathedral Ave., N.W.   Member              President

Number 1016 East

Washington, D.C.  20016

Age: 51


Daniel J. Callahan III      Director            The Morris & Gwendolyn   $48,100                    $48,100              1

1825 K Street, N.W.                             Cafritz Foundation,

Washington, D.C. 20006                          Vice Chairman &

Age: 67                                         Treasurer


Stephen Hartwell*{          Chairman of the Board    Washington Management   none/4/                    none/4/              3

Age: 84                                         Corporation, Chairman of

                                                the Board


Vernon W. Holleman, Jr.     Advisory Board      Vernon W. Holleman, Jr.   $5,200/3/                  $5,200               1

5550 Friendship Drive       Member              Company, President

Suite 360

Chevy Chase, MD 20815

Age: 63


James H. Lemon, Jr.*{       Vice Chairman of the   The Johnston-Lemon    none/4/                    none/4/              3

Age: 63                     Board               Group, Incorporated,

                                                Chairman of the Board

                                                and

                                                Chief Executive Officer


Harry J. Lister*{           President           Washington Management   none/4/                    none/4/              3

Age: 63                                         Corporation, President

                                                and Director


James C. Miller III         Director            Citizens for a Sound   $50,400                    $50,400              1

1250 H Street, N.W., Suite 700                       Economy, Counselor

Washington, D.C.  20005

Age: 56


Bernard J. Nees             Chairman Emeritus of   Washington Management   none/4/                    none/4/              1

1101 Vermont Avenue, N.W.   the Board           Corporation,

Washington, D.C.  20005                         Former Chairman

Age: 91


Katherine D. Ortega         Advisory Board      Former Treasurer of the   $6,200/3/                  $6,200               1

800 25th Street, NW         Member              United States

Suite 1003

Washington, D.C. 20038

Age: 65


Mr. John Knox Singleton     Advisory Board      President, INOVA      $6,200/3/                  $6,200               1

8110 Gatehouse Road         Member              Health System

Falls Church, VA 22042

Age: 50


Jean Head Sisco             Director Emeritus   Sisco Associates,     $19,600                    $22,950              3

2517 Massachusetts Avenue, N.W.                       Management Consulting

Washington, D.C. 20008                          Firm, Partner

Age: 73


T. Eugene Smith             Director            T. Eugene Smith, Inc.,   $51,600                    $55,050              3

666 Tintagel Lane                               President

McLean, VA 22101

Age: 68


William B. Snyder           Advisory Board      Merastar Partners     $5,200                     $5,200               1

6900 Wisconsin Avenue, Suite 304   Member              Limited Partnership,

Bethesda, MD  20815                             General Partner

Age: 69


Leonard P. Steuart II       Director            Steuart Investment    $49,400/3/                 $49,400              1

5454 Wisconsin Avenue                           Company, Vice President

Suite 1600

Chevy Chase, MD 20815

Age: 64


Robert F. Tardio            Advisory Board      Senior Managing Director,   $4,200                     $4,200               1

1054 Thirty-first Street, NW   Member              GKMG Consulting

Washington, DC 20007                            Services, Inc.

Age:70


Margita E. White            Director            Association for Maximum   $48,700                    $48,700              1

1776 Massachusetts Avenue, N.W.                       Service Television Inc.,

Suite 310                                       President

Washington, D.C. 20036

Age: 61


Stephen G. Yeonas           Director Emeritus   Stephen G. Yeonas     $19,600/3/                 $23,050              3

6867 Elm Street, Suite 210                       Company, Chairman of

McLean, VA 22101                                the Board and Chief

Age: 74                                         Executive Officer



# Positions within the organizations listed may have changed during this period.
* Directors who are considered "interested persons" as defined in the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.
{ Address is 1101 Vermont Avenue, N.W., Washington, D.C. 20005.
/1/Amounts may be deferred by eligible Directors and Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director or Advisory Board member.
/2/In each instance where a Director of the fund serves on other funds affiliated with The American Funds Group, such service is as a trustee of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia, both portfolios of The American Funds Tax-Exempt Series I. Earnings from these funds reflect the latest fiscal year (8/1/97 -- 7/31/98).
/3/Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through 3/31/99, the latest calendar quarter, for participants is as follows: Director Leonard P. Steuart II ($121,476), Director Emeritus Stephen G. Yeonas ($328,371), and Advisory Board members Katherine Ortega ($15,000), Vernon W. Holleman, Jr. ($39,180) and J. Knox Singleton ($12,946) Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the participant.
/4/John A. Beck, Fred J. Brinkman, Stephen Hartwell, James H. Lemon, Jr., Harry
J. Lister and Bernard J. Nees are affiliated with the Business Manager and, accordingly, receive no remuneration from the fund.//


OTHER OFFICERS
(WITH THEIR PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS)#
1101 VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005

HOWARD L. KITZMILLER   (Age: 69)
Senior Vice President, Secretary
and Assistant Treasurer
Washington Management Corporation,
Senior Vice President, Secretary,
Assistant Treasurer and Director

RALPH S. RICHARD   (Age: 80)
Vice President and Treasurer
Washington Management Corporation,
Vice President, Treasurer and Director

LOIS A. ERHARD   (Age: 47)
Vice President
Washington Management Corporation,
Vice President

MICHAEL W. STOCKTON   (Age: 32)
Assistant Vice President, Assistant Secretary and Assistant Treasurer Washington Management Corporation,
Assistant Vice President, Assistant Secretary  and Assistant Treasurer

J. LANIER FRANK (Age: 38)
Assistant Vice President
Washington Management Corporation,
Assistant Vice President
# Positions within the organizations listed may have changed during this period.

All of the officers listed are officers of the Business Manager. Most of the Directors and officers are also officers and/or directors/trustees of one or more of the other funds for which Washington Management Corporation serves as Business Manager. All unaffiliated Directors receive from the fund a fee of $40,000 per annum and an attendance fee of $2,000 for each board meeting attended. The chairman of a committee receives an attendance fee of $1,500 and committee members receive $1,000 for each committee meeting attended. No Director compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Business Manager, the Investment Adviser or affiliated companies. Directors Emeritus receive from the fund a fee of $20,000 per annum plus $500 per Board meeting attended.

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. Members of the Advisory Board receive a fee of $5,000 per annum plus $1,000 per meeting attended.

Directors and Advisory Board Members, but not Directors Emeritus, may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain meeting-related expenses of the Directors, Directors Emeritus and Advisory Board members. For deferred compensation, see footnote 3 at page 8. As of May 31, 1999 the Directors, Officers and Advisory Board members, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the fund has operated under a Business Management Agreement with Washington Management Corporation or its predecessors, 1101 Vermont Avenue, N.W., Washington, D.C. 20005.
The primary function of the Business Manager is to oversee the various services and operations of the fund. The Business Manager provides services necessary to carry on the fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance and responsibility for accounting and record keeping facilities. The Business Manager provides similar services to other mutual funds.

The fund pays all expenses not specifically assumed by the Business Manager, including, but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing, and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's Plan of Distribution; fees and expense reimbursements paid to Directors and Advisory Board members; association dues; and costs of stationery and forms prepared exclusively for the fund.

The Business Manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 1999. The Business Manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets, 0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135% of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of nets assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $55 billion and 0.05% of net assets in excess of $55 billion. During the fiscal years ended April 30, 1999, 1998 and 1997, the Business Manager's fees amounted to $44,286,000, $36,895,000 and $28,014,000, respectively.

The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 1999 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors , or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Business Manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty
(60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

The Business Manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501(c)(3) or 509(a)(2) of the Internal Revenue Code. Directors, Directors Emeriti, Advisory Board members and officers of the fund, as well as all employees of the Business Manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.

INVESTMENT ADVISER -   The Investment Adviser, founded in 1931, maintains
research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

The Investment Adviser manages the investment portfolio of the fund subject to the policies established by the Board of Directors and places orders for the fund's portfolio securities transactions. The Investment Adviser receives a monthly fee, accrued daily, at the annual rate of 0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of $21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion and 0.185% in excess of $55 billion. During the fiscal years ended April 30, 1999, 1998 and 1997, the Investment Adviser's fees amounted to $96,791,000, $73,646,000 and $49,383,000, respectively.

The Investment Advisory Agreement, unless sooner terminated, will continue in effect until August 31, 1999 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended April 30, 1999 amounted to $42,516,000 after allowance of $218,501,000 to dealers including $1,046,000 earned by Johnston, Lemon & Co. Incorporated on its retail sales of shares and the Distribution Plan of the fund. During the fiscal years ended April 30, 1998 and 1997, the Principal Underwriter retained $38,821,000 and $22,625,000, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. Expenses under the Plan are reviewed quarterly and the Plan must be considered for renewal annually by the Board of Directors.
Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. The following categories of expenses have been approved: service fees for qualified dealers; dealer commissions and wholesaler compensation on no-load sales of shares (including sales exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a 401(k) plan with 100 or more eligible employees or a community foundation).

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended April 30, 1999, the fund paid or accrued $110,672,000 under the Plan, for compensation to dealers. As of April 30, 1999, distribution expenses accrued and unpaid amounted to $20,594,000.

The Glass-Steagal Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means of servicing such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.
In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
DIVIDENDS The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. The fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.
The fund intends to distribute each year its investment company taxable income, including any net short-term capital gains in excess of net long-term capital losses, and any net capital gains realized during each fiscal year. Additional distributions may be made, if necessary.
Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.

TAXES --The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

The fund will be subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires the fund to distribute to shareholders for a calendar year an amount equal to at least 98% of the fund's ordinary income for that calendar year, at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.
Investment company taxable income generally includes dividends, interest and net short-term capital gains in excess of net long-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

If any net long-term capital gains in excess of net short-term capital losses are retained by a fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains less the related tax paid by the fund. Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain distributions" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return. Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations.

Shareholders will be informed of the portion of dividends which so qualify.
The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90 day holding period beginning 45 days before the ex-dividend date. Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT          ADDITIONAL INVESTMENTS

                 See "Investment Minimums and   $50 minimum (except where a lower
                 Fund Numbers" for initial   minimum is noted under "Investment
                 investment minimums.        Minimums and Fund Numbers").

By contacting    Visit any investment dealer who is   Mail directly to your investment dealer's address
your investment   registered in the state where the   printed on your account statement.
dealer           purchase is made and who has a
                 sales agreement with American
                 Funds Distributors.

By mail          Make your check payable to the fund and mail to the address indicated on the account application.  Please indicate
an investment dealer on the account application.   Fill out the account additions form at the
                                             bottom of a recent account statement, make your check payable to the fund, write your account number on your check, and mail the check and form in the envelope provided with your account statement.

By telephone     Please contact your investment dealer to open account, then follow the procedures for additional investments.
Complete the "Investments by Phone"
                                             section on the account application or
                                             American FundsLink Authorization Form.
                                             Once you establish the privilege, you, your financial advisor or any person with your account information can call American FundsLineR and make investments by telephone (subject to conditions noted in "Shareholder
Account Services and Privileges -
                                             Telephone and
                                             Computer Purchase, Redemptions and
                                             Exchanges" below).

By computer      Please contact your investment   Complete the American FundsLink
                 dealer to open account, then follow   Authorization Form.  Once you've established
                 the procedures for additional   the privilege, you, your financial adviser
                 investments.                or any person with your account information
                                             may access American FundsLine OnLine/SM/ on
                                             the Internet and make investments by computer
                                             (subject to conditions noted in "Telephone and
                                             Computer Purchases, Redemptions and
                                             Exchanges" below).

By wire          Call 800/421-0180 to obtain   Your bank should wire your additional
                 your account number(s), if   investments in the same manner as
                 necessary.  Please indicate an   described under "Initial Investment."
                 investment dealer on the
                 account.  Instruct your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLineR (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP FundR                                                          02
                                             $1,000

American Balanced FundR                                              11
                                             500

American Mutual FundR                                                03
                                             250

Capital Income BuilderR                                              12
                                             1,000

Capital World Growth and Income Fund$                                33
                                             1,000

EuroPacific Growth FundR                                             16
                                             250

Fundamental Investors$                                               10
                                             250

The Growth Fund of AmericaR                                          05
                                             1,000

The Income Fund of AmericaR                                          06
                                             1,000

The Investment Company of AmericaR                                   04
                                             250

The New Economy FundR                                                14
                                             1,000

New Perspective FundR                                                07
                                             250

New World Fund$*                                                     36
                                             1,000

SMALLCAP World FundR                                                 35
                                             1,000

Washington Mutual Investors Fund$                                    01
                                             250

BOND FUNDS

American High-Income Municipal Bond FundR                            40
                                             1,000

American High-Income Trust$                                          21
                                             1,000

The Bond Fund of America$                                            08
                                             1,000

Capital World Bond FundR                                             31
                                             1,000

Intermediate Bond Fund of America$                                   23
                                             1,000

Limited Term Tax-Exempt Bond Fund of America$                            43
                                             1,000

The Tax-Exempt Bond Fund of AmericaR                                 19
                                             1,000

The Tax-Exempt Fund of CaliforniaR**                                 20
                                             1,000

The Tax-Exempt Fund of MarylandR**                                   24
                                             1,000

The Tax-Exempt Fund of VirginiaR**                                   25
                                             1,000

U.S. Government Securities Fund$                                     22
                                             1,000

MONEY MARKET FUNDS

The Cash Management Trust of AmericaR                                09
                                             2,500

The Tax-Exempt Money Fund of America$                                39
                                             2,500

The U.S. Treasury Money Fund of America$                             49
                                             2,500

___________
*Available after fund reopens on September 15, 1999.
**Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).
SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below.
The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                 6.10%            5.75%            5.00%

$50,000 but less than $100,000
                                 4.71             4.50             3.75

BOND FUNDS

Less than $25,000
                                 4.99             4.75             4.00

$25,000 but less than $50,000
                                 4.71             4.50             3.75

$50,000 but less than $100,000
                                 4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000
                                 3.63             3.50             2.75

$250,000 but less than $500,000
                                 2.56             2.50             2.00

$500,000 but less than $1,000,000
                                 2.04             2.00             1.60

$1,000,000 or more                                                 (see below)
                                 none             none             PURCHASES NOT SUBJECT TO SALES CHARGES -- Investment of $1
million or more and investments made by
                                                                   employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no
                                                                   initial sales charge.  A contingent deferred sales charge may be imposed on certain redemptions by these
                                                                   accounts made within one year of purchases.  Investments by retirement plans, foundations or endowments
                                                                   with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more
                                                                   eligible employees made with no sales charge are not subject to a contingent deferred sales charge.



In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:
(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;
(5) insurance company separate accounts;
(6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and
(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. For certain tax-exempt accounts open prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under $50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5% ($100,000 but less than
$250,000) and 1.5% and 1.25% ($250,000 but less than $1 million).

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York Time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and 4:00 p.m. on the next day, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:

     1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

     Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board; The fair value of all other assets is added to the value of securities to arrive at the total assets;

     2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

     3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)
- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:
  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.
- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
- You must include any shares you wish to sell that are in certificate form. TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE OR AMERICAN FUNDSLINE ONLINE

- Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.
- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
- You may establish check writing privileges (use the money market funds application)
-- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59$; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

REDEMPTION OF SHARES - The Transfer Agent may redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders, (determined, for this purpose only as the greater of the shareholder's cost or current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account . The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

The Fund's Articles of Incorporation permit the Fund to direct the Transfer Agent to redeem the shares of any shareholder if the value of shares in the account is less than the minimum initial investment amount set forth in the Fund's current registration statement under the 1940 Act, subject to such further terms and conditions as the Board of Directors may adopt. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account to provide the shareholder with an opportunity to bring the account up to the minimum.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular investments monthly or quarterly in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum) and the date on which you would like your reinvestments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before investments are credited, depending on the bank's capabilities. Your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:
(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),
(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,
(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the Fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE- You may check your share balance, the price of your shares, or your most recent account transaction, sell shares (up to $50,000 per shareholder, per day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use this service, call 800/325-3590 from a TouchTonet telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLineR and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine and American FundsLine OnLine), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, the Fund's Business Manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.
SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.
                      EXECUTION OF PORTFOLIO TRANSACTIONS
Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.
There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.
As of the end of the fund's most recent fiscal year, it held certain equity securities of some of its regular brokers and dealers or their parents that derive more than 15% of gross revenues from securities-related activities which included securities of The Chase Manhattan Bank and J.P. Morgan in the amounts of $843,620,000 and $427,831,000, respectively, at the year ended April 30, 1999.
Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended April 30, 1999, 1998 and 1997 amounted to $28,860,000, $18,302,000 and $14,511,000, respectively.
During fiscal years 1999, 1998 and 1997 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund. Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, 3 Metrotech Center, Brooklyn, NY 11245, as Custodian.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related
shareholder service functions.    American Funds Service Company was paid a fee
of $32,657,000 for the fiscal year ended April 30, 1999.

INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountant is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on April 30.
Shareholders are provided at least semi-annually with reports containing the financial statements, including the investment portfolio and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and government data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:
DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- APRIL 30, 1999
 Net asset value and redemption price per share
(Net assets divided by shares outstanding) . . . . . . . . . . . $35.31

Maximum offering price per share (100/94.25 of
         net asset value per share, which takes into
        account the fund's current maximum sales charge). . . . . $37.46

                               INVESTMENT RESULTS

The fund's yield is 1.57% based on a 30-day (or one month) period ended April 30, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
YIELD = 2[( a-b/cd + 1)/6/ -1]
Where:a =  dividends and interest earned during the period.
           b =  expenses accrued for the period (net of reimbursements).
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price per share on the last day of the period.

The fund's total return over the past year and average total returns for the five- and ten-year periods ending on April 30, 1999 was +8.01%, +23.23% and +16.51%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for the one year, five year, ten year and for other periods: The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales charge of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund may provide lifetime average total return figures.
The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment if dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses. For educational purposes, fund literature may contain discussions and/or illustrations of volatility, risk tolerance, asset allocation and investment strategies.

The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the Fund may, from time to time, refer to results published in various newspapers or periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.
The fund may from time to time compare its investment results with the following:

(1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

(2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).
The fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine growth and growth- income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indices in 128 of the 138 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's Prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.
The investment results set forth below were calculated as described in the fund's prospectus.

                       WMIF VS. VARIOUS UNMANAGED INDICES

10-Year Periods   WMIF             DJIA/1/          S&P 500/2/       Average Savings
5/01 - 4/30                                                         Deposit/3/

1989-1999        +361%            +487%            +459%            +59%

1988-1998        +393%            +500%            +464%            +63%

1987-1997        +237%            +319%            +275%            +65

1986-1996        +241             +333             +279             +69

1985-1995        +261             +385             +296             +75

1984-1994        +273             +355             +297             +85

1983-1993        +275             +312             +284             +95

1982-1992        +409             +498             +424             +108

1981-1991        +356             +351             +325             +118

1980-1990        +453             +418             +375             +123

1979-1989        +426             +360             +374             +124

1978-1988        +386             +302             +327             +124

1977-1987        +419             +319             +372             +125

1976-1986        +353             +207             +277             +124

1975-1985        +334             +162             +235             +120

1974-1984        +300             +140             +189             +114

1973-1983        +281             +127             +148             +108

1972-1982        +133             +49              +70              +98

1971-1981        +132             +72              +96              +88

1970-1980        +117             +77              +98              +80

1969-1979        +80              +40              +46              +76

1968-1978        +87              +40              +44              +72

1967-1977        +103             +54              +49              +70

1966-1976        +98              +58              +58              +67

1965-1975        +61              +30              +37              +64

1964-1974        +76              +48              +57              +61

1963-1973        +100             +83              +111             +58

1962-1972        +138             +105             +129             +55

1961-1971        +144             +98              +120             +53

1960-1970        +133             +73              +107             +50


/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.
/2/ The Standard & Poor's 500 Composite Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.
/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings deposits offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable rates were imposed by law during a part of this period.
           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested   Periods                             ...and taken all
$10,000 in the fund                                 distributions in shares,
this many years ago...                                your investment would
                                                   have been worth this
                                                 much at April 30, 1999



   Number of Years      5/1-4/30                              Value

1                     1998 - 1999             10,801

2                     1997 - 1999             15,209

3                     1996 - 1999             18,618

4                     1995 - 1999             24,281

5                     1994 - 1999              28,416

6                     1993 - 1999             29,138

7                     1992 - 1999             33,025

8                     1991 - 1999             37,721

9                     1990 - 1999             43,270

10                    1989 - 1999             46,096

11                    1988 - 1999             56,547

12                    1987 - 1999             54,443

13                    1986 - 1999             67,356

14                    1985 - 1999             92,911

15                    1984 - 1999             112,446

16                    1983 - 1999             115,993

17                    1982 - 1999             178,145

18                    1981 - 1999             182,448

19                    1980 - 1999             253,865

20                    1979 - 1999             257,416

21                    1978 - 1999             291,509

22                    1977 - 1999             299,509

23                    1976 - 1999             323,560

24                    1975 - 1999             427,743

25                    1974 - 1999             477,324

26                    1973 - 1999             469,360

27                    1972 - 1999             440,124

28                    1971 - 1999             449,607

29                    1970 - 1999             583,524

30                    1969 - 1999             491,526


ILLUSTRATION OF A $10,000 INVESTMENT IN WMIF WITH
DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the fund July 31, 1952 through April 30,1999)

                               COST OF SHARES                                                                                  VALUE
OF SHARES

 Fiscal    Annual       Total                             From             From                  From            Total
Year End   Dividends    Dividends      Investment         Initial          Capital Gains         Dividends        Value
 4/30                     (cumulative)       Cost           Investment       Reinvested            Reinvested



1953*              $      170   $       170    $     10,170       $   9,161        ----                  $    169        $  9,330


1954       450          620            10,620             10,781           ----                  713             11,494

1955       542          1,162          11,162             14,732           ----                  1,556           16,288

1956       654          1,816          11,816             17,447           $   613               2,505           20,565

1957       756          2,572          12,572             17,145           1,553                 3,179           21,877

1958       825          3,397          13,397             15,056           2,339                 3,660           21,055

1959       885          4,282          14,282             21,119           3,915                 6,037           31,071

1960       947          5,229          15,229             18,644           4,411                 5,986           29,041

1961       1,097        6,326          16,326             21,113           6,918                 8,136           36,167

1962       1,145        7,471          17,471             20,880           7,903                 8,871           37,654

1963       1,279        8,750          18,750             21,292           10,289                10,697          42,278

1964       1,368        10,118         20,118             22,614           11,980                12,515          47,109

1965       1,463        11,581         21,581             25,782           15,757                15,951          57,490

1966       1,648        13,229         23,229             26,237           17,691                17,675          61,603

1967       1,906        15,135         25,135             25,833           19,766                19,671          65,270

1968       2,231        17,366         27,366             28,313           21,945                22,434          72,692

1969       2,626        19,992         29,992             31,708           27,163                26,705          85,576

1970       2,874        22,866         32,866             23,523           24,878                23,202          71,603

1971       3,193        26,059         36,059             26,927           33,989                32,471          93,387

1972       3,456        29,515         39,515             27,419           33,511                34,591          95,521

1973       3,671               33,186   43,186             23,933           31,776                33,813          89,522

1974       3,907        37,093         47,093             21,893           31,023                35,040          87,956

1975       4,829        41,922         51,922             22,959           33,179                42,177          98,315

1976       5,498        47,420         57,420             30,739           41,142                58,068          129,949

1977       6,171        53,591         63,591             31,274           44,673                64,401          140,348

1978       6,849        60,440         70,440             29,078           46,414                68,847          144,339

1979       7,785        68,225         78,225             33,575           50,187                79,313          163,075

1980       9,167        77,392         87,392             34,433           50,777                80,637          165,847

1981       14,603             91,995   101,995            28,652           86,269                115,502         230,423

1982       13,326       105,321        115,321            26,352           90,133                119,283         235,768

1983       15,516       120,837        130,837            36,494           142,811               182,987         362,292

1984       17,526       138,363        148,363            32,460           162,054               178,994         373,508

1985       20,783       159,146        169,146            34,910           204,484               213,103         452,497

1986       24,381       183,527        193,527            44,373           281,961               297,433         623,767

1987       28,229       211,756        221,756            50,179           356,068               365,700         771,947

1988       30,815       242,571        252,571            44,826           341,861               356,167         742,854

1989       27,837       270,408        280,408            53,157           405,403               453,047         911,607

1990       41,689       312,097        322,097            51,838           438,105               481,106         971,049

1991       44,572       356,669        366,669            56,626           482,927               574,191         1,113,744

1992       42,318       398,987        408,987            61,150           546,304               664,916         1,272,370

1993       44,627       443,614        453,614            66,315           607,607               768,464         1,442,386

1994       46,718       490,332        500,332            64,505           622,162               792,442         1,479,109

1995       55,058       545,390        555,390            71,140           726,340               933,211         1,730,691

1996       58,187       603,577        613,577            85,844           982,808               1,188,237       2,256,889

1997       62,763       666,340        676,340            97,757           1,245,507             1,419,762       2,763,026

1998       67,444       733,784        743,784            127,879          1,831,030             1,931,336       3,890,245

1999       71,812       805,596        815,596            133,120          2,236,997             2,088,357       4,458,474



  The dollar amount of capital gain distributions from inception was
$1,099,907.
  /*/From July 31, 1952, the date the fund commenced operation.
              THE BENEFITS OF SYSTEMATIC INVESTING IN WMIF.......

An initial investment of $1,000 in WMIF on May 1 would have grown to these amounts over the past 10, 20, 30 and 40 years:



10 Years         20 Years       30 Years       40 Years
(5/1/89-4/30/99)   (5/1/79-4/30/99)   (5/1/69-4/30/99)   (5/1/59-4/30/99)



$4,610           $25,741        $49,156        $135,249



$1,000 invested in WMIF followed by annual $500 investments (all investments made on May 1) would have grown to these amounts over the past 10, 20, 30 and 40 years:



10 Years         20 Years       30 Years       40 Years
(5/1/89-4/30/99)   (5/1/79-4/30/99)   (5/1/69-4/30/99)   (5/1/59-4/30/99)



$16,622          $95,785        $320,506       $844,013



$2,000 invested in WMIF on May 1 of each year would have grown to these amounts over the past 10, 20, 30 and 40 years:



10 Years         20 Years       30 Years       40 Years
(5/1/89-4/30/99)   (5/1/79-4/30/99)   (5/1/69-4/30/99)   (5/1/59-4/30/99)



$57,299          $332,638       $1,186,927     $3,114,473


Washington Mutual Investors Fund, Inc.
Investment Portfolio, April 30, 1999
                                           Shares/PriMarket Percent
Equity Securitites                           Amount   Value Of Net
(Common and Preferred Stocks)                         (000) Assets
---------------------------------------------------  ---------------
ENERGY
ENERGY SOURCES  -  7.48%
Ashland Inc.                                3,680,000$  155,  .27
Atlantic Richfield Co.                      8,108,000680,565 1.19
BP Amoco                                    1,625,999184,043  .32
Chevron Corp.                               7,892,000787,227 1.38
Exxon Corp.                                 3,700,000307,331  .54
Kerr-McGee Corp.                            3,150,000133,481  .24
Mobil Corp.                                 8,175,000856,331 1.50
Texaco Inc.                                14,000,000878,500 1.54
Unocal Corp.                                6,800,000282,625  .50
                                                     -----------------
                                                     4,265,5 7.48
                                                     -----------------
UTILITIES: ELECTRIC & GAS  -  8.45%
Ameren Corp.                                6,800,000263,075  .46
American Electric Power Co., Inc.           4,400,000182,325  .32
Baltimore Gas and Electric Co.              7,300,000205,313  .36
Carolina Power & Light Co.                  6,450,000260,016  .46
Central and South West Corp.                9,575,800237,600  .42
CINergy Corp.                               2,250,000 67,078  .12
Conectiv                                    3,400,000 81,388
Conectiv, Class A                             325,000 11,395  .16
Consolidated Edison, Inc.                   5,550,000252,178  .44
Consolidated Natural Gas Co.                3,425,000203,787  .36
Dominion Resources, Inc.                    2,000,000 82,250  .14
DTE Energy Co.                              3,465,000141,415  .25
Duke Energy Corp.                           4,950,000277,200  .49
Edison International                        3,135,000 76,807  .13
Entergy Corp.                               2,400,000 75,000  .13
Florida Progress Corp.                      4,725,000181,912  .32
FPL Group, Inc.                             1,800,000101,475  .18
GPU, Inc.                                   6,325,000241,141  .42
Houston Industries Inc.                     1,800,000 50,963  .09
New Century Energies, Inc.                  3,050,000106,750  .19
OGE Energy Corp.                              800,000 18,950  .03
PECO Energy Co.                             2,500,000118,594  .21
PP & L Resources, Inc.                      3,490,319 97,511  .17
Public Service Enterprise Group Inc.        2,020,000 80,800  .14
Puget Sound Energy, Inc.                    3,800,000 93,812  .16
Sempra Energy                               2,026,300 42,046  .07
Southern Co.                               25,259,400683,583 1.20
TECO Energy, Inc.                           1,000,000 21,313  .04
Williams Companies, Inc.                   11,500,000543,375  .95
Wisconsin Energy Corp.                        800,000 21,500  .04
                                                     -----------------
                                                     4,820,5 8.45
                                                     -----------------
Total Energy                                         9,086,115.93
                                                     -----------------

MATERIALS
CHEMICALS  -  5.61%
Air Products and Chemicals, Inc.            4,290,000201,630  .35
E.I. du Pont de Nemours and Co.            12,520,500884,260 1.55
Hercules Inc.                               4,900,000185,281  .33
International Flavors & Fragrances Inc.     2,940,000116,130  .20
Mallinckrodt Inc.                           3,585,000125,699  .22
Monsanto Co.                               21,532,000974,323 1.71
PPG Industries, Inc.                        8,716,500566,028  .99
Sherwin-Williams Co.                        3,000,000 93,375  .16
Witco Corp.                                 2,825,000 53,851  .10
                                                     -----------------
                                                     3,200,5 5.61
                                                     -----------------







FOREST PRODUCTS & PAPER  -  2.81%
International Paper Co.                    13,500,000$  719, 1.26
Westvaco Corp.                              5,500,000164,312  .29
Weyerhaeuser Co.                            8,975,000602,447 1.06
Willamette Industries, Inc.                 2,475,000115,706  .20
                                                     -----------------
                                                     1,602,1 2.81
                                                     -----------------
METALS: NONFERROUS  -  0.54%
Alcoa Inc.                                  2,117,600131,821  .23
Phelps Dodge Corp.                          2,807,300177,562  .31
                                                     -----------------
                                                     309,383 0.54
                                                     -----------------
METALS: STEEL  -  0.09%
Allegheny Teledyne Inc.                     2,250,000 50,344  .09
                                                     -----------------
Total Materials                                      5,162,4 9.05
                                                     -----------------

CAPITAL EQUIPMENT
AEROSPACE & MILITARY TECHNOLOGY  -  2.16%
Boeing Co.                                 10,767,900437,446  .77
Sundstrand Corp.                            1,300,000 93,275  .16
United Technologies Corp.                   4,825,300699,065 1.23
                                                     -----------------
                                                     1,229,7 2.16
                                                     -----------------
DATA PROCESSING & REPRODUCTION  -  2.50%
Hewlett-Packard Co.                         7,250,000571,844 1.01
International Business Machines Corp.         600,000125,512  .22
Xerox Corp.                                12,347,500725,416 1.27
                                                     -----------------
                                                     1,422,7 2.50
                                                     -----------------
ELECTRICAL & ELECTRONICS  -  0.41%
Emerson Electric Co.                        2,800,000180,600  .32
General Electric Co.                          500,000 52,750  .09
                                                     -----------------
                                                     233,350 0.41
                                                     -----------------
ELECTRONIC COMPONENTS  -  0.87%
Motorola, Inc.                              2,610,900209,198  .37
Texas Instruments Inc.                      1,700,000173,613  .30
Thomas & Betts Corp.                        2,720,000114,240  .20
                                                     -----------------
                                                     497,051 0.87
                                                     -----------------
ELECTRONIC INSTRUMENTS  -  0.46%
Perkin-Elmer Corp.                          2,408,900260,462  .46
                                                     -----------------
ENERGY EQUIPMENT  -  0.37%
Halliburton Co.                             4,900,000208,863  .37
                                                     -----------------
INDUSTRIAL COMPONENTS  -  2.46%
Dana Corp.                                  4,943,100232,944  .41
Eaton Corp.                                 3,300,000302,569  .53
Genuine Parts Co.                           8,775,000263,250  .46
Illinois Tool Works, Inc.                     866,700 66,736  .12
Johnson Controls Inc.                       4,152,400302,866  .53
TRW Inc.                                    5,550,000232,753  .41
                                                     -----------------
                                                     1,401,1 2.46
                                                     -----------------
MACHINERY & ENGINEERING  -  1.31%
Caterpillar Inc.                            1,350,000 86,906  .15
Deere & Co.                                 7,240,000311,320  .54
Fluor Corp.                                 3,700,000123,487  .22
Ingersoll-Rand Co.                          1,012,500 70,052  .12
Pall Corp.                                  6,100,000112,469  .20
Parker Hannifin Corp.                         950,000 44,591  .08
                                                     -----------------
                                                     748,825 1.31
                                                     -----------------
Total Capital Equipment                              6,002,210.54
                                                     -----------------


CONSUMER GOODS
APPLIANCES & HOUSEHOLD DURABLES  -  0.33%
Newell Rubbermaid Inc. (formerly Rubbermaid 3,937,716$  186,  .33
                                                     -----------------
AUTOMOBILES  -  0.19%
DaimlerChrysler AG (formerly Chrysler Corp. 1,075,538        0.19
                                                     -----------------

BEVERAGES  -  1.06%
PepsiCo, Inc.                              16,350,000603,928 1.06
                                                     -----------------
FOOD & HOUSEHOLD PRODUCTS  -  3.08%
Bestfoods                                   3,915,400196,504  .35
Colgate-Palmolive Co.                       2,000,000204,875  .36
General Mills, Inc.                         6,650,000486,282  .85
Kellogg Co.                                 6,839,600253,065  .44
Sara Lee Corp.                             27,691,500616,136 1.08
                                                     -----------------
                                                     1,756,8 3.08
                                                     -----------------
HEALTH & PERSONAL CARE  -  8.16%
American Home Products Corp.                2,200,000134,200  .23
Avon Products, Inc.                         4,679,600254,161  .45
Baxter International Inc.                   3,200,000201,600  .35
Bristol-Myers Squibb Co.                   14,700,000934,369 1.64
Eli Lilly and Co.                           7,990,000588,264 1.03
Johnson & Johnson                             800,000 78,000  .14
Kimberly-Clark Corp.                       12,415,600761,231 1.34
McKesson Corp.                              3,000,000105,000  .18
Merck & Co., Inc.                           2,000,000140,500  .25
Pfizer Inc                                  3,600,000414,225  .73
Pharmacia & Upjohn, Inc.                    4,500,000252,000  .44
Schering-Plough Corp.                       7,200,000347,850  .61
Warner-Lambert Co.                          6,500,000441,594  .77
                                                     -----------------
                                                     4,652,9 8.16
                                                     -----------------
RECREATION & OTHER CONSUMER PRODUCTS  -  0.94%
Eastman Kodak Co.                           5,656,500422,116  .74
Stanley Works                               3,675,000111,858  .20
                                                     -----------------
                                                     533,974 0.94
                                                     -----------------
TEXTILES & APPAREL  -  1.05%
NIKE, Inc., Class B                         7,685,425477,937  .84
VF Corp.                                    2,400,000123,600  .21
                                                     -----------------
                                                     601,537 1.05
                                                     -----------------
Total Consumer Goods                                 8,441,614.81
                                                     -----------------

SERVICES
BROADCASTING & PUBLISHING  -  0.71%
Dow Jones & Co., Inc.                       3,292,400179,436  .31
Gannett Co., Inc.                           1,675,800118,667  .21
Knight-Ridder, Inc.                         1,600,000 86,100  .15
Tribune Co.                                   253,300 21,135  .04
                                                     -----------------
                                                     405,338 0.71
                                                     -----------------
BUSINESS & PUBLIC SERVICES  -  2.72%
Browning-Ferris Industries, Inc.            9,158,700365,203  .64
Deluxe Corp.                                2,489,800 86,209  .15
Diebold, Inc.                                 700,000 16,844  .03
Dun & Bradstreet Corp.                      2,803,500103,029  .18
Electronic Data Systems Corp.               5,214,700280,290  .49
First Data Corp.                            7,575,000321,464  .57
IKON Office Solutions, Inc.                 7,285,000 87,875  .15
Interpublic Group of Companies, Inc.        1,362,200105,656  .19
Pitney Bowes Inc.                           2,634,500184,250  .32
                                                     -----------------
                                                     1,550,8 2.72
                                                     -----------------
LEISURE & TOURISM  -  0.37%
Mc Donald's Corp.                           5,000,000211,875  .37
                                                     -----------------

MERCHANDISING  -  4.06%
Albertson's, Inc.                          12,033,200$  619, 1.09
American Stores Co.                        13,423,000423,663  .74
J.C. Penney Co., Inc.                      13,120,500598,623 1.05
May Department Stores Co.                  11,100,000441,919  .77
Sears, Roebuck and Co.                      1,600,000 73,600  .13
Wal-Mart Stores, Inc.                       3,430,000157,780  .28
                                                     -----------------
                                                     2,315,2 4.06
                                                     -----------------
TELECOMMUNICATIONS  -  10.66%
Ameritech Corp.                            19,017,0001,301,4 2.28
AT&T Corp.                                 21,899,0501,105,9 1.94
GTE Corp.                                  14,763,300988,218 1.74
SBC Communications Inc.                     4,194,350234,884  .41
Sprint FON Group (formerly Sprint Corp.)   13,993,8001,435,2 2.52
U S WEST, Inc.                             19,319,7001,010,6 1.77
                                                     -----------------
                                                     6,076,310.66
                                                     -----------------
TRANSPORTATION: RAIL  -  1.05%
CSX Corp.                                   2,831,000139,427  .24
Norfolk Southern Corp.                     10,450,000341,584  .60
Union Pacific Corp.                         2,000,000120,000  .21
                                                     -----------------
                                                     601,011 1.05
                                                     -----------------
Total Services                                       11,160,19.57
                                                     -----------------

FINANCE
BANKING  -  14.12%
Bankers Trust Corp.                         3,040,000273,790  .48
Bank of America Corp. (formerly BankAmerica24,825,0001,787,4 3.14
Bank of New York Co., Inc.                 15,100,000604,000 1.06
BANK ONE CORP. (formerly BANC ONE CORP.)    8,174,500482,296  .85
Chase Manhattan Corp.                      10,194,800843,620 1.48
Citigroup Inc.                              3,500,000263,375  .46
First Union Corp.                          23,086,7001,278,4 2.24
Fleet Financial Group, Inc.                 6,100,000262,681  .46
J.P. Morgan & Co. Inc.                      3,175,000427,831  .75
KeyCorp                                     9,550,000295,453  .52
SunTrust Banks, Inc.                        5,975,000427,213  .75
Wachovia Corp.                                850,000 74,694  .13
Wells Fargo & Co.                          23,727,0001,024,7 1.80
                                                     -----------------
                                                     8,045,414.12
                                                     -----------------
FINANCIAL SERVICES  -  3.34%
American Express Co.                          600,000 78,413  .14
Fannie Mae                                  3,900,000276,656  .48
Household International, Inc.              24,047,4821,209,8 2.12
SLM Holding Corp.                           2,000,000 85,375  .15
Transamerica Corp.                          3,600,000256,500  .45
                                                     -----------------
                                                     1,906,8 3.34
                                                     -----------------
INSURANCE  -  4.91%
Aetna Inc.                                  2,650,000232,372
Aetna Inc., Class C, 6.25% convertible pref   315,000 24,353  .45
Allstate Corp.                             14,950,000543,806  .95
American General Corp.                      6,555,000485,070  .85
Aon Corp.                                   7,829,400536,314  .94
Jefferson-Pilot Corp.                       3,350,000225,706  .40
Lincoln National Corp.                      3,025,000290,589  .51
Marsh & McLennan Companies, Inc.            2,512,500192,363  .34
St. Paul Companies, Inc.                    9,402,400269,731  .47
                                                     -----------------
                                                     2,800,3 4.91
                                                     -----------------
Total Finance                                        12,752,22.37
                                                     -----------------

MULTI-INDUSTRY
MULTI-INDUSTRY  -  2.02%
AlliedSignal Inc.                           9,300,000546,375  .96
Berkshire Hathaway Inc., Class A (formerly        600 45,840  .08
Dover Corp.                                 6,150,500227,184  .40
Minnesota Mining and Manufacturing Co.      2,500,000$  222,  .39
Tyco International Ltd. (formerly AMP Inc.) 1,175,501 95,509  .16
Whitman Corp.                               1,050,000 17,194  .03
                                                     -----------------
Total Multi-Industry                                 1,154,6 2.02
                                                     -----------------

MISCELLANEOUS  -  2.27%
Equity securities in initial period of acqu          1,297,1 2.27


TOTAL EQUITY SECURITIES
  (cost:  $36,643,354,000)                           55,057,96.56


                                           Principal
                                             Amount
Short-Term Securities                        (000)
---------------------------------------------------  ---------------
U.S. Treasuries and Other Federal Agencies  -  3.25%
Federal Home Loan Bank
  4.67%-4.74% due 5/5-7/23/99                        735,029 1.29

United States Treasury bills
  4.16%-4.52% due 5/6-7/29/99               1,116,6771,116,8 1.96
                                                     -----------------

TOTAL SHORT-TERM SECURITIES                          1,851,8 3.25
  (cost:  $1,851,731,000)                            -----------------

TOTAL INVESTMENT SECURITIES
  (cost:  $38,495,085,000)                           56,909,99.81
Excess of cash and receivables over payables         108,727 0.19
                                                     -----------------
NET ASSETS                                           57,018,100.00
                                                     -----------------
                                                     -----------------

Financial Statements
Statement of Assets and Liabilities
April 30, 1999
(dollars in thousands)
Assets:
Investment securities at market
 (cost: $38,495,085)                                      $56,909,498
Cash                                                              251
Receivables for--
 Sales of investments                          $202,921
 Sales of Fund's shares                         109,035
 Dividends                                       79,866       391,822
                                          ------------  ------------
                                                           57,301,571
Liabilities:
Payables for--
 Purchases of investments                       192,301
 Repurchases of Fund's shares                    53,149
 Management services                             12,906
 Other expenses                                  24,990       283,346
                                          ------------  ------------
Net Assets at April 30, 1999
Equivalent to $35.31 per share on
1,614,725,331 shares of $1 par value
capital stock outstanding (authorized
capital stock -- 2,000,000,000 shares)                    $57,018,225
                                                        ============



Statement of Operations
for the year ended April 30, 1999
(dollars in thousands)
Investment Income:
Income:
 Dividends                                  $ 1,097,923
 Interest                                        95,445    $1,193,368
                                          ------------
Expenses:
 Investment adviser fee                          96,791
 Business management fee                         44,286
 Distribution expenses                          110,672
 Transfer agent fee                              32,657
 Reports to shareholders                          1,545
 Registration statement and prospectus            3,634
 Postage, stationery and supplies                 5,326
 Directors' and Advisory Board fees                 413
 Auditing and legal fees                            135
 Custodian fee                                      403
 Other expenses                                     291       296,153
                                          ------------  ------------
Net investment income                                         897,215
                                                        ------------

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                           5,230,170
Net unrealized appreciation:
 Beginning of year                           17,338,072
 End of year                                 18,414,413
                                          ------------
  Net change in unrealized
   appreciation                                             1,076,341
                                                        ------------
 Net realized gain and change in
  unrealized appreciation                                   6,306,511
                                                        ------------
Net Increase in Net Assets
 Resulting from Operations                                 $7,203,726
                                                        ============



Statement of Changes in Net Assets
(dollars in thousands)

                                          Year Ended    April 30
                                          1999          1998
                                          ------------  ------------
Operations:
Net investment income                       $   897,215   $   759,844
Net realized gain on investments              5,230,170     2,816,947
Net change in unrealized
 appreciation on investments                  1,076,341     8,654,558
                                          ------------  ------------
 Net Increase in Net Assets
  Resulting from Operations                   7,203,726    12,231,349
                                          ------------  ------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income           (890,284)     (736,632)
Distributions from net realized gain
 on investments                            (3,760,550)    (1,958,463)
                                          ------------  ------------
 Total Dividends and Distributions           (4,650,834)   (2,695,095)
                                          ------------  ------------

Capital Share Transactions:
Proceeds from shares sold:
 334,983,835 and 298,975,826
 shares, respectively                        11,104,242     9,237,792
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 137,585,488 and 84,081,074 shares,
 respectively                                 4,421,141     2,539,311
Cost of shares repurchased:
 206,861,783 and 120,245,204
 shares, respectively                        (6,823,584)   (3,714,819)
                                          ------------  ------------
 Net Increase in Net Assets Resulting
  from Capital Share Transactions             8,701,799     8,062,284
                                          ------------  ------------
Total Increase in Net Assets                 11,254,691    17,598,538

Net Assets:
Beginning of year                            45,763,534    28,164,996
                                          ------------  ------------
End of year (including undistributed
 net investment income: $112,641 and
 $105,710, respectively)                    $57,018,225   $45,763,534
                                          ============  ============

See Notes to Financial Statements


Notes to Financial Statements
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
 ORGANIZATION - Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.
 SIGNIFICANT ACCOUNTING POLICIES - The following paragraphs summarize the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:
 SECURITY VALUATION - Equity securities, including convertible debentures, are stated at market value based upon closing sales prices reported on a national securities exchange on the day of valuation or, for listed securities having no sales reported, upon last-reported bid prices on that date. Treasury bills and other cash-equivalent securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices obtained from a major dealer in short-term securities. Treasury bills and other cash-equivalent securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis.
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
2. FEDERAL INCOME TAXATION - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of April 30, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $18,414,413,000, of which $19,030,435,000 related to appreciated securities and $616,022,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended April 30, 1999. The cost of portfolio securities for book and federal income tax purposes was $38,495,085,000 at April 30, 1999.

3.  FEES AND TRANSACTIONS WITH RELATED PARTIES
    BUSINESS MANAGEMENT AND INVESTMENT ADVISORY FEES - Officers of the Fund received no remuneration from the Fund in such capacities. Their remuneration was paid by Washington Management Corporation (WMC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. WMC, business manager of the Fund, was paid a fee of $44,286,000 for business management services. The business management agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% of the first $3 billion of net assets; 0.15% of such assets in excess of $3 billion but not exceeding $5 billion; 0.135% of such assets in excess of $5 billion but not exceeding $8 billion; 0.12% of such assets in excess of $8 billion but not exceeding $12 billion; 0.095% of such assets in excess of $12 billion but not exceeding $21 billion; 0.075% of such assets in excess of $21 billion but not exceeding $34 billion; 0.06% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.05% of net assets in excess of $55 billion. Under this agreement all expenses chargeable to the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has informed the Fund that it has earned $1,046,000 on its retail sales of shares and under the distribution plan of the Fund but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. All officers of the Fund and four of its directors are affiliated with The Johnston-Lemon Group, Incorporated. Capital Research and Management Company, investment adviser of the Fund, was paid a fee of $96,791,000 for investment management services. The investment advisory agreement provides for monthly fees, accrued daily, based on an annual rate of 0.225% of the first $3 billion of net assets; 0.21% of such assets in excess of $3 billion but not exceeding $8 billion; 0.20% of such assets in excess of $8 billion but not exceeding $21 billion; 0.195% of such assets in excess of $21 billion but not exceeding $34 billion; 0.19% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.185% of net assets in excess of $55 billion.
 DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the Fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended April 30, 1999, distribution expenses under the Plan were $110,672,000, including accrued and unpaid expenses of $20,594,000.
  American Funds Distributors, Inc., the principal underwriter of the Fund's shares, has informed the Fund that it has received $42,516,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's shares. Such sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.
 TRANSFER AGENT FEE - American Funds Service Company, the transfer agent for the Fund, was paid a fee of $32,657,000.
 DEFERRED DIRECTORS' FEES - Independent Directors and Advisory Board members of the Fund may elect to defer part or all of the fees earned for such services. Amounts deferred are not funded and are general unsecured liabilities of the Fund. As of April 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to directors, were $560,000.
4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
   The Fund made purchases and sales of investment securities, excluding short-term securities, of $17,664,899,000 and $13,097,547,000, respectively, during the year ended April 30, 1999.
   As of April 30, 1999, accumulated undistributed net realized gain on investments was $3,208,003,000 and additional paid-in capital was $33,668,443,000. The fund reclassified $67,224,000 from undistributed net realized gains to additional paid-in capital for the year ended April 30, 1999.
   Pursuant to the custodian agreement, the Fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $403,000 included $76,000 that was paid by these credits rather than in cash.
   The fund owns 5.8%, 5.5%, and 5.0% of the outstanding voting securities of Browning-Ferris Industries, Westvaco, and Mallinckrodt, respectively, which represent investments in affiliates as defined in the Investment Company Act of 1940.

Per-Share
Data and Ratios

                                Year ended April 30
                            1999     1998     1997    1996      1995

Net Asset Value,
 Beginning of Year      $     33 $    25. $     22  $18.87    $17.11
                        -------  -------  -------  -------   -------
Income from Investment
 Operations:
 Net investment income      .60      .62      .62      .63       .63
 Net gains on securities
  (both realized and
  unrealized)              3.99     9.65     4.36     4.98      2.16
                        -------  -------  -------  -------   -------
  Total from investment
   operations              4.59    10.27     4.98     5.61      2.79
                        -------  -------  -------  -------   -------
Less Distributions:
 Dividends (from net
  investment income)       (.61)    (.62)    (.62)    (.62)     (.62)
 Distributions (from
  capital gains)          (2.59)   (1.66)   (1.20)   (1.09)     (.41)
                        -------  -------  -------  -------   -------
  Total distributions     (3.20)   (2.28)   (1.82)   (1.71)    (1.03)
                        -------  -------  -------  -------   -------
Net Asset Value,
 End of Year             $35.31   $33.92   $25.93   $22.77    $18.87
                        =======  =======  =======  =======   =======

Total Return/*/           14.61%   40.80%  22.43%   30.40%    17.01%


Ratios/Supplemental Data:
 Net assets, end of
  year (in millions)    $57,018  $45,764  $28,165  $20,689   $14,426
 Ratio of expenses to
  average net assets       .61%     .62%     .64%      .66%      .69%
 Ratio of net income to
  average net assets      1.84%    2.08%    2.56%     2.98%     3.57%
 Portfolio turnover rat  27.93%   17.61%   20.41%     23.41    25.45%

 /*/Excludes maximum
 sales charge of 5.75%.


Report of Independent Accountants
To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
Los Angeles, California
May 28, 1999
TAX INFORMATION FOR THE YEAR ENDED APRIL 30, 1999 (Unaudited)
We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                                  Dividends and Distributions per Share

                                                  From Net             From Net Realized

To Shareholders of Record          Payment Date            Investment Income          Long-Term Gains

June 19, 1998             June 22, 1998           0.145                ----

September 18, 1998          September 21, 1998          0.145                ----

December 18, 1998          December 21, 1998          0.175                2.595

March 19, 1999            March 22, 1999          0.145                ----


The Fund also designates as a capital gain distribution a portion of earnings and profits to shareholders in redemption of their shares.
Corporate shareholders may exclude up to 100% of qualifying dividends received during the year. Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 8% of the dividends paid by the Fund from net investment income were derived from interest on direct U.S. Treasury obligations.
Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.